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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 30, 2004

                                EFC BANCORP, INC.
                              -----------------
            (Exact name of registrant as specified in its charter)

     Delaware                        1-13605                  36-4193304
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(State or other             (Commission File Number)         (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


1695 Larkin Avenue, Elgin, Illinois                                60123
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:     (847) 741-3900
                                                        --------------


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

      Exhibit 99.1    Press Release Dated April 30, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

      On April 30, 2004, EFC Bancorp, Inc. announced its financial results for the quarter ended March 31, 2004. The press release announcing financial results for the quarter ended March 31, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  EFC BANCORP, INC.



Date: April 30, 2004              By:  /s/ Eric J. Wedeen
                                       --------------------------------------
                                       Eric J. Wedeen
                                       Chief Financial Officer and
                                       Senior Vice President